Exhibit 10.6

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of October 19, 2007, is entered into by and among TOWER TECH HOLDINGS INC., a Nevada corporation (the “Company”), TONTINE CAPITAL PARTNERS, L.P., a Delaware limited partnership (“TCP”), TONTINE CAPITAL OVERSEAS MASTER FUND, L.P., a Cayman Islands limited partnership (“TCOMF”) and TONTINE PARTNERS, L.P., a Delaware limited partnership, TONTINE OVERSEAS FUND, LTD., a Cayman Islands exempted company, and TONTINE 25 OVERSEAS MASTER FUND, L.P., a Cayman Islands limited partnership (collectively, the “New Stockholders” and together with TCP and TCOMF, the “Stockholders”).

RECITALS:

A.                                   The Registration Rights Agreement dated as of March 1, 2007 (the “Registration Rights Agreement”), by and among the Company, TCP and TCOMF provides that pursuant to Section 4.3, it may be amended only with the written consent of the Company and the Designated Holders of a majority of the Registrable Securities.

B.                                     The Company has agreed to sell 12,500,000 shares of the Company’s Common Stock to the Stockholders, which sale is being made pursuant to a Securities Purchase Agreement dated as of August 22, 2007, by and between the Company and the Stockholders (the “Securities Purchase Agreement”).

C.                                     It is a condition precedent to the consummation of the transactions contemplated by the Securities Purchase Agreement that the Registration Rights Agreement be amended as provided in this Amendment to (i) extend the period of time that must pass before the Company must file its initial Registration Statement; and (ii) add the New Stockholders as parties to the Registration Rights Agreement.

D.                                    The Company, TCP and TCOMF desire to amend the Registration Rights Agreement as set forth herein and the New Stockholders desire to become parties to the Agreement, subject to the terms of this Amendment.

E.                                      Capitalized terms used and not defined in this Amendment are defined in the Registration Rights Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE 1
AMENDMENTS TO THE REGISTRATION RIGHTS AGREEMENT

1.1                                 Amendments to Registration Rights Agreement.

(a)          Article I of the Registration Rights Agreement is amended by adding at the beginning thereof a new definition as follows:  “‘Additional Purchasers’ means Tontine Partners, L.P., a Delaware limited partnership, Tontine Overseas Fund, Ltd., a Cayman Islands exempted company, and Tontine 25 Overseas Master Fund, L.P., a Cayman Islands limited partnership, each of which purchased shares of Common Stock pursuant to that certain Securities Purchase Agreement with the Company dated as of August 22, 2007 (the “Additional SPA”).”.

(b)         The definition of “Designated Holders” set forth in Article I of the Registration Rights Agreement is hereby amended by deleting it in its entirety and replacing it with the following:  “‘Designated Holders’ means the Purchasers, the Additional Purchasers and any qualifying transferees of the Designated Holders under Section 3.1 hereof who hold Registrable Securities.”.

(c)          Clause (a) (i) of the definition of “Effectiveness Date” set forth in Article I of the Registration Rights Agreement is hereby amended by deleting he reference to “the 300th day following the Closing Date” and replacing it with a reference to “180 days from the Filing Date”.

(d)         Clause (a) of the definition of “Filing Date” set forth in Article I of the Registration Rights Agreement is hereby amended by deleting the reference to “180 days following the Closing Date” and replacing it with “no later than July 19, 2008; provided that if prior to July 19, 2008, the Company shall file a registration statement for the purpose of registering shares to be offered in a rights offering, the Company shall file the initial Registration Statement prior to or contemporaneously with the filing of such rights offering registration statement”.

(e)          Clause (i) of the definition of “Registrable Securities” is hereby amended by deleting it in its entirety and replacing it with the following: “shares of Common Stock acquired by the Purchasers from the Company pursuant to the Securities Purchase Agreement, shares of Common Stock purchased on the Closing Date from certain stockholders of the Company pursuant to the Founders Securities Purchase Agreement, shares of Common Stock acquired by the Purchasers and the Additional Purchasers pursuant to the Additional SPA and so long as this Agreement is still in effect, any other shares of Common Stock acquired by the Purchasers and the Additional Purchasers on or after the Closing Date, including, without limitation, any shares of Common Stock acquired upon the conversion of the senior subordinated promissory notes purchased pursuant to the Additional SPA and any shares of Common Stock acquired pursuant to any rights offering conducted by the Company.”.

(f)            The Registration Rights Agreement is hereby amended by deleting the reference to “Purchasers” in the definition of “Registration Statement” and Sections 3.1, 3.2 and 4.2 thereof and replacing it with a reference to “Designated Holders”.

(g)         Section 4.6 of the Registration Rights Agreement is hereby amended by deleting the reference there to “Purchaser” and replacing it with “Purchasers and Additional Purchasers”.

1.2                                 Joinder of New Stockholders.  By execution of this Amendment, each of the New Stockholders hereby confirms its agreement to be bound by the Registration Rights Agreement, as amended hereby, and as may be subsequently amended, restated, revised, supplemented or otherwise modified from time to time.

ARTICLE 2
MISCELLANEOUS

2.1                                 Effectiveness.  This Amendment shall be deemed effective as of the date first written above, as if executed by all parties hereto on such date.  Except as specifically modified by the terms set forth herein, the parties hereto acknowledge and agree that the Registration Rights Agreement is in full force and effect.  All references in the Registration Rights Agreement to the “Agreement” shall be deemed to refer to the Registration Rights Agreement as amended by this Amendment.

2.2                                 Further Assurances.  Each party agrees that, from time to time upon the written request of the other party, it will execute and deliver such further documents and do such other acts and things as the other party may reasonably request to effect the purposes of this Amendment.

2.3                                 Severability.  Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be held to be prohibited by or invalid wider applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

2.4                                 Counterparts.  This Amendment may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.5                                 Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Wisconsin, without regard to the conflicts of laws rules or provisions.

2.6                                 Captions.  The captions, headings and arrangements used in this Amendment are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

2.7                                 No Prejudice.  The terms of this Amendment shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

2.8                                 Words in Singular and Plural Form.  Words used in the singular form in this Amendment shall be deemed to import the plural, and vice versa, as the sense may require.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Registration Rights Agreement to be duly executed as of the date and year first written above.

COMPANY:

TOWER TECH HOLDINGS INC.

By:	/s/ Steven A. Huntington
Name:	Steven A. Huntington
Title:	Chief Financial Officer

PURCHASER:

TONTINE CAPITAL PARTNERS, L.P.

By:	Tontine Capital Overseas GP, LLC, its general partner

By:	/s/ Jeffrey L. Gendell
Jeffrey L. Gendell, as managing member

TONTINE CAPITAL OVERSEAS MASTER FUND, L.P.

By:	Tontine Capital Management, LLC, its general partner

By:	/s/ Jeffrey L. Gendell
Jeffrey L. Gendell, as managing member

TONTINE PARTNERS, L.P.

By:	Tontine Management, LLC, its general partner

By:	/s/ Jeffrey L. Gendell
Jeffrey L. Gendell, as managing member

[Signature page to Amendment to Registration Rights Agreement]

TONTINE OVERSEAS FUND, LTD.

By: Tontine Overseas Associates, L.L.C., its investment advisor

By:	/s/ Jeffrey L. Gendell
Jeffrey L. Gendell, as managing member

TONTINE 25 OVERSEAS MASTER FUND, L.P.

By:	Tontine Capital Management, LLC, its general partner

By:	/s/ Jeffrey L. Gendell
Jeffrey L. Gendell, as managing member